EXHIBIT 10.59

“*************” DENOTES MATERIAL THAT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMENDMENT

TO

SECOND AMENDED AND RESTATED AGENCY AGREEMENT

Marvel Entertainment, Inc. (formerly known as Marvel Enterprises, Inc.) (“Publisher”) and Diamond Comic Distributors, Inc. (“Diamond”) are parties to a Second Amended and Restated Agency Agreement dated as of October 1, 2004, as amended by a letter agreement dated April 25, 2006 (the “Agreement”). Publisher and Diamond now wish to amend the terms of the Agreement as set forth below. Capitalized terms not otherwise defined in this amendment shall have the same meanings here as in the Agreement.

1.	The effective date of this amendment is August 17, 2007 (the “Effective Date”).

2.	Section 2(a) of the Agreement is amended to read, in its entirety, as follows:

The term of this Agreement (the “Term”) shall commence on the Effective Date and shall continue until December 31, 2010, and thereafter shall be renewed or extended only by a writing executed by both parties.

3.	Section 3(b) of the Agreement is hereby amended to read, in its entirety, as follows:

Publisher will deliver to Diamond’s Distribution Center sufficient copies of Publisher Books to meet the demand therefor as estimated by Publisher from time to time after consultation with Diamond. ******************************************************** ******************************************************** ******************************************************** ******************************************************** ******************************************************** ******************************************************** ******************************************************** ******************************************************** ******************************************************** ******************************************************** ******************************************************** ********************************************************

****************************************************************************************************** ****************************************************************************************************** ****************************************************************************************************** ****************************************************************************************************** ****************************************************************************************************** ****************************************************************************************************** ****************************************************************************************************** ******************************************************** ************************************** Diamond, during each given month of the Term, shall pick up from any Publisher supplier or printer that is ********************************************* ******************************************************** ******************************************************** Marvel will be responsible for any customs, clearances or other charges resulting from the printers being located outside the United States, including Quebecor and Transcon. Marvel will promptly notify Diamond of any anticipated change (compared to the previous month) in pick-up locations.

4.	In Section 3(c) of the Agreement, the term “Year” is replaced by the term “calendar year.”

5.	In Section 4(b)(v) of the Agreement, the phrase “Section 4(d)” is changed to the phrase “Section 4(e)”.

6.	Section 4(d) of the Agreement is deleted in its entirety, without renumbering any other sections of the Agreement.

7.	A new Section 4(f)(vi) is added to the Agreement, and reads as follows: ************************************************** ******************************************************** ******************************************************** *****************************************************************

8.	A new Section 4(f)(vii) is added to the Agreement, and reads as follows:

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9.	Clause (iii) of Section 5(A) of the Agreement is amended to read, in its entirety, as follows: **************************************************** ******************************

10.	A new Section 5(D) is added to the Agreement, and reads as follows:

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11.	A new sentence is added to the end of Section 7, and reads as follows:
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IN WITNESS WHEREOF, the parties have signed this amendment on the date indicated below.

DIAMOND COMIC DISTRIBUTORS, INC.

By:	/s/ Charles Parker
Title:	Vice President
Date:	August 23, 2007

MARVEL ENTERTAINMENT, INC.

By:	/s/ John Turitzin
Title:	Executive Vice President
Date:	August 23, 2007

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